AFL-CIO HOUSING INVESTMENT TRUST

(the “HIT”)

Supplement dated November 21, 2022

to the Prospectus (“Prospectus”)

and Statement of Additional Information (the “SAI”),

each dated April 29, 2022 (as supplemented to date)

The SAI and Prospectus are hereby supplemented as follows to reflect changes to the HIT’s principal investments to reflect new investment authorities approved by the Board of Trustees of the HIT at a meeting held on November 16, 2022:

1)	The second bullet point under the section of the Prospectus entitled Principal Investments—State/Local Government Credit-Enhanced Mortgage Securities; Other Credit-Enhanced Mortgage Securities; Bridge Loans; Direct Mortgage Loans; and Loans to Investment Funds That Involve New Markets Tax Credit Transactions is deleted and replaced with the following:

“Loans described below that, in the aggregate, do not exceed 15% of the value of the HIT’s assets, at the time of purchase:”

2)	The first paragraph under the section of the SAI entitled Direct Lending is deleted and replaced with the following:

The HIT is permitted to invest up to 15% of the value of its assets at the time of purchase in the following categories of investments combined.

3)	The first paragraph, including subparagraphs (a) and (b), in the section of the SAI entitled 2. Direct Mortgage Loans is deleted and replaced with the following:

“The HIT may invest in certain construction and/or permanent mortgage loans or securities backed by such loans (or interests in such loans or such securities) that meet specified underwriting criteria but which are not necessarily guaranteed, insured or backed by any collateral other than the mortgage on the project (“Direct Mortgage Loans”). The total principal amount of such investments in Direct Mortgage Loans, together with Bridge Loans described above, shall not exceed 15% of the value of all of the HIT’s assets at the time of purchase. Such investments must meet underwriting criteria or other requirements specified in the Declaration of Trust including:

(a)       in the case of construction and/or permanent mortgage loans related to projects that have evidence of support from a state or local government (or an agency or instrumentality thereof), that the loan-to-value ratio not exceed 65% (or, 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT’s investment in an amount which will cover all losses down to a 65% loan-to-value level, or the project receives the benefits of LIHTCs), that the state or local government (or an agency or instrumentality thereof) or a tax-exempt foundation make or facilitate a financial contribution in the project and that the minimum debt service coverage for these projects at stabilization be at least 1.15, based upon the HIT’s projections of future income and expenses; and

(b)        in the case of construction and/or permanent mortgage loans financing of market rate projects, that the loan-to-value ratio not exceed 65% (or 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT’s investment in an amount which will cover all losses down to a 65% loan-to-value level) and that the minimum debt service coverage be at least 1.25 at stabilization, based upon the HIT’s projections of future income and expenses.”

Participants should retain this Supplement for future reference.